SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                      ____________________


                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934


Date Report (Date of earliest event report):   February 20, 1996
                                               ------------------

                MAINSTREET BANKGROUP INCORPORATED
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             (Exact name of as specified in charter)


     Virginia              0-8622                 54-1046817
    ---------              ------                 ----------
(State or other       (Commission File           (IRS Employer
 jurisdiction of           Number)            Identification No.)
 incorporation)


        P. O. Box 4831, Martinsville, Virginia      24115
       --------------------------------------------------
      (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:
                        540-632-2971
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Item 5.       OTHER EVENTS
              ------------

MainStreet BankGroup Incorporated announced on February 20, 1996 that the Board of Directors had declared a two-for-one stock split, in the form of a 100% stock dividend.
This will be payable March 15, 1996 to stockholders of record March 4, 1996. Shareholders will receive one additional share of stock for each share held on the record date. The Board also increased the quarterly dividend 15% to $.115 per post-split share, payable March 29, 1996 to shareholders of record March 15, 1996. Current shares issued and outstanding at February 20, 1996 were 4,286,522. The stock split will increase the shares issued and outstanding to 8,573,044. This may vary if stock options are exercised prior to record date of stock split.

The Board of Directors of MainStreet BankGroup Incorporated also resolved that the Articles of Incorporation should be amended to increase the authorized shares of common stock from 10,000,000 to 20,000,000.


Item 7.    Financial Statements and Exhibits
           ---------------------------------

(a.) Not applicable

(b.) Not applicable

(c.) Exhibits

          Exhibit 20 - Press release from Registrant announcing stock split.

















                           SIGNATURES


          Pursuant to the requirements of Section 13 or 15 (d) of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                  MAINSTREET BANKGROUP INCORPORATED
                              ---------------------------------



                              By: JAMES E. ADAMS
                                  ----------------------------
                                  James E. Adams, Senior Vice
President, Treasurer, Chief
Financial Officer




                              Date: February 23, 1996
                                    --------------------------

























     Exhibit Number
Pursuant to Regulation S-K         Description of Exhibit
---------------------------        ----------------------

           20                      Press Release from Registrant
announcing stock split








































Exhibit 20


MAINSTREET BANKGROUP INCORPORATED
P.O. Box 4831, One Ellsworth Street, Martinsville, Virginia 24115



James E. Adams
SVP & Chief Financial Officer (540) 666-3106
Tuesday, February 20, 1996



           MainStreet BankGroup Incorporated Declares
                      Two For 1 Stock Split
              In The Form Of A 100% Stock Dividend



Martinsville, VA, February 20, 1996. The Board of Directors of MainStreet BankGroup today declared a two-for-one stock split, in the form of a 100% stock dividend, payable March 15, 1996 to stockholders of record March 4, 1996. Shareholders will receive one additional share of stock for each share held on the record date.

     Commenting on the stock split, Michael R. Brenan, Chairman, President and Chief Executive Officer remarked, "MainStreet has just concluded the best year in its history. More importantly, we believe we are well positioned to continue the performance trends established during 1995. We remain focused on increasing our core earnings in 1996 and the board's decision to split the stock is a reflection of their confidence and continued optimism". Brenan added, "The board also increased the quarterly dividend 15% to $.115 per post-split share, payable March 29, 1996 to shareholders of record March 15, 1996. This increase raises our post-split annual dividend from $.385 per share to $.46 per share, or 19%".

     MainStreet BankGroup Incorporated is a multi-community bank holding company headquartered in Martinsville, Virginia with total assets of $896 million at December 31, 1995.